WAIVER,  dated  as of May 1,  2000,  under  the  DEFERRAL  AND
     FOREBEARANCE AGREEMENT (the "Agreement"), dated as of April 7, 2000, to
                                  ---------
     the Amended and Restated Credit Agreement, dated as of April 3, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among SAFETY-KLEEN SERVICES, INC.
                   ----------------
     (formerly known as LES, Inc.), a Delaware  corporation (the "Company"),
                                                                  -------
     SAFETY-KLEEN LTD. (successor to Safety-Kleen (Canada) Ltd., which was formerly known as Laidlaw Environmental Services (Canada) Ltd.), a Canadian corporation and a wholly owned subsidiary of the Company (together with the Company, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), TORONTO DOMINION (TEXAS), INC., as general
                    -------
     administrative  agent (in such  capacity,  the "General  Administrative
                                                     -----------------------
     Agent"), THE TORONTO-DOMINION  BANK, as Canadian  administrative agent,
     -----
     TD SECURITIES (USA) INC., as advisor to the Borrowers and arranger of the commitments described in the Credit Agreement, THE BANK OF NOVA SCOTIA, BANK OF AMERICA (formerly known as Nationsbank, N.A.), BANK ONE, N.A. (formerly known as The First National Bank of Chicago) and WACHOVIA BANK, N.A., as managing agents, THE BANK OF NOVA SCOTIA and BANK ONE, N.A. (formerly known as The First National Bank of Chicago), as co-documentation agent, and BANK OF AMERICA (formerly known as Nationsbank, N.A.), as syndication agent.

                                   WITNESSETH:
                                   ----------


        WHEREAS, under the Agreement, the Lenders agreed to defer payment of interest that becomes due during the Deferral Period (as defined therein; capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Agreement or the Credit Agreement, as the case may be) and to forbear from exercising remedies in respect of such payments;

        WHEREAS, under the Agreement, the Lenders' agreement to defer interest and forbear from the exercise of remedies are subject to the occurrence of a Termination Event;

        WHEREAS, the payment of interest on Indebtedness during the Deferral Period constitutes a Termination Event, subject to certain limited exceptions;

        WHEREAS, the Company has advised the General Administrative Agent that it intends to pay approximately $471,000 in interest on certain tax-exempt bonds and has requested the Required Lenders to waive the Termination Event that would occur upon the payment of such interest;


093110-0154-00421-A04U95EL-AMD

        WHEREAS, the equired Lenders have agreed to such deferral upon the terms and subject to the conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in the Credit Agreement, the parties hereto hereby agree as follows:

        1.  Waiver.  Upon and  subject to receipt by the  General Administrative
            ------ Agent of counterparts of this Waiver from the Required Lenders, the Termination Event occurring upon payment of approxi-mately $471,000 interest on Indebtedness in the form of tax-exempt bonds is hereby waived and rescinded, such waiver to be binding upon the Administrative Agents and all Lenders.

        2.  Continuing Effects.  Except  as  expressly waived or amended hereby,
            ------------------   each of the Agreement and the Credit Agreement
            shall continue to be in full force and effect in accordance with its terms.

        3.  No  Waiver;   Reservation  of  Rights.   This  Waiver Agreement does
            ---------- not constitute a waiver of any Defaults or Events of Default in existence as of the date hereof, or which may occur during the Deferral Period or a waiver of any other rights or remedies of the Administrative Agents and the Lenders in respect of other Defaults or Events of Default or any other obligations of the Loan Parties. All such rights and remedies are fully reserved by the Administrative Agents and the Lenders.

        4.  Expenses.   The  Company  agrees  to  pay  and reimburse the General
            -------- Administrative Agent and the informal steering committee of Lenders for all of their respective reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Waiver, including the reasonable fees and expenses of counsel and financial advisors.

        5.  Counterparts.  This Waiver may be executed on any number of separate
            ------------   counterparts and al of said counterparts taken
            together shall be deemed to constitute one and the same instrument.

        6.  GOVERNING LAW.  THIS WAIVER SHALL BE GOVERNED BY,  AND CONSTRUED AND
            -------------   INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE
            OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                  SAFETY-KLEEN SERVICES, INC. (formerly
                                    known as LES, Inc.)


                                  By:      /s/ Henry H. Taylor
                                          -----------------------------
                                         Name:  Henry H. Taylor
                                         Title: President


                                  SAFETY-KLEEN LTD. (successor to Safety-
                                    Kleen Services (Canada) Ltd., which was
                                    formerly known as Laidlaw Environmental
                                    Services (Canada) Ltd.)


                                  By:  /s/ Henry H. Taylor
                                       ----------------------------
                                       Name:  Henry H. Taylor
                                       Title: President

                                  TORONTO DOMINION (TEXAS), INC.,
                                    as General Administrative Agent and Lender


                                  By:  /s/ Jano Mott
                                       ---------------------------
                                       Name:  Jano Mott
                                       Title: Vice President

                                  THE TORONTO DOMINION BANK
                                    as Canadian General Administrative Agent


                                  By:  /s/ W. M. Shiplo
                                       ------------------------------
                                       Name:  W. M. Shiplo
                                       Title: Manager, Loan Syndications


                                  TD SECURITIES (USA) inc. as Arranger


                                  By:
                                       ------------------------------
                                       Name:
                                       Title:


                                   THE TORONTO DOMINION BANK, as a
                                    Lender

                                  By:  /s/ D. Pankhurst
                                       ----------------------------
                                       Name:  D. Pankhurst
                                       Title: VP


                                  THE BANK OF NOVA SCOTIA, as Managing
                                    Agent, Co-Documentation Agent and Lender


                                  By:  /s/ Ron Dooley
                                       ---------------------------
                                       Name:  Ron Dooley
                                       Title: Director

                                  BANK ONE, N.A. f/k/a The First National Bank
                                    of Chicago, as Managing Agent,
                                    Co-Documentation Agent and Lender


                                  By:  /s/ Richard Babcock
                                       ------------------------
                                       Name:  Richard Babcock
                                       Title: Vice President

                                  BANK OF AMERICA (formerly known as
                                    Nationsbank, N.A.), as Syndication Agent,
                                    Managing Agent and Lender


                                  By:  /s/ William Crawford
                                       -----------------------------
                                       Name:  William Crawford
                                       Title: Managing Director

                                  WACHOVIA BANK, N.A, as Managing Agent
                                    and Lender

                                  By:  /s/ Donald E. Sellers, Jr.
                                       -------------------------------
                                       Name:  Donald E. Sellers, Jr.
                                       Title: Vice President

                                  AERIES FINANCE-II LIMITED

                                   By:  INVESCO SENIOR SECURED
                                           MANAGEMENT, INC., as Sub-Managing
                                           Agent

                                  By:  /s/ Gregory Stoeckle
                                       ---------------------------
                                       Name:  Gregory Stoeckle
                                       Title: Authorized Signatory

                                  ALLIANCE CAPITAL FUNDING, L.L.C.

                                   By:  ALLIANCE CAPITAL MANAGEMENT,
                                          L.P., as Manager on behalf of Alliance
                                          Capital Funding, L.L.C.

                                   By:  ALLIANCE CAPITAL MANAGEMENT,
                                          L.P., General Partner of
                                          Alliance Capital Management, L.P.


                                  By:
                                       -------------------------
                                       Name:
                                       Title:


                                  AMARA-I FINANCE LTD

                                   By:  INVESCO SENIOR SECURED
                                           MANAGEMENT, INC., as Sub-Advisor

                                  By:  /s/ Gregory Stoeckle
                                       -------------------------
                                       Name:  Gregory Stoeckle
                                       Title: Authorized Signatory

                                  AMARA-II FINANCE LTD

                                   By:  INVESCO SENIOR SECURED
                                           MANAGEMENT, INC., as Sub-Advisor

                                  By: /s/ Gregory Stoeckle
                                      -------------------------
                                      Name:  Gregory Stoeckle
                                      Title: Authorized Signatory

                                  AMERICAN GENERAL ANNUITY
                                    INSURANCE COMPANY (formerly Western
                                    National Life Insurance Company)


                                  By:
                                      -------------------------
                                      Name:
                                      Title:


                                  APPALOOSA INVESTMENT LIMITED
                                    PARTNERSHIP I

                                   By:  APPALOOSA MANAGEMENT L.P., a
                                           General Partner

                                   By: APPALOOSA PARTNERS INC.,  a General
                                           Partner

                                  By: /s/ David Tepper
                                      ---------------------------
                                      Name:  David Tepper
                                      Title: President

                                  ARCHIMEDES FUNDING II, LTD.

                                  By:  ING CAPITAL ADVISORS, INC., as
                                          Collateral Manager

                                  By:
                                      ---------------------------
                                      Name:
                                      Title:



                                  ARCHIMEDES FUNDING III, LTD.

                                  By:  ING CAPITAL ADVISORS, INC., as
                                          Collateral Manager

                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  ARCHIMEDES FUNDING, LLC

                                  By:  ING CAPITAL ADVISORS, INC., as
                                          Collateral Manager

                                  By:
                                      ---------------------------
                                      Name:
                                      Title:

                                  ATHENA CDO, LIMITED

                                   By:  PACIFIC INVESTMENT MANAGEMENT,
                                           COMPANY, as its Investment Advisor

                                   By:  PIMCO MANAGEMENT,INC., a General
                                           Partner

                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  AVALON CAPITAL LTD.

                                   By:  INVESCO INVESCO SENIOR SECURED
                                           MANAGEMENT, INC., as Portfolio
                                           Advisor

                                  By: /s/ Gregory Stoeckle
                                      ---------------------------
                                      Name:  Gregory Stoeckle
                                      Title: Authorized Signatory

                                  BALANCED HIGH-YIELD FUND I LTD.

                                   By:  BHG (USA) Capital Corporation, as
                                           Attorney-in-Fact

                                  By: /s/ Dana L. McDougall
                                      ---------------------------
                                      Name:  Dana L. McDougall
                                      Title: Vice President


                                  By: /s/ Richard Cameron
                                      ---------------------------
                                      Name:  Richard Cameron
                                      Title: Vice President

                                  BALANCED HIGH-YIELD FUND II LTD.

                                   By:  BHF (USA) Capital Corporation, as
                                           Attorney-in-Fact

                                  By: /s/ Dana L. McDougall
                                      ---------------------------
                                      Name:  Dana L. McDougall
                                      Title: Vice President


                                  By: /s/ Richard Cameron
                                      ---------------------------
                                      Name:  Richard Cameron
                                      Title: Vice President

                                  BANCO ESPIRITO SANTO E COMERCIAL
                                  DE LISBOA, NASSAU BRANCH


                                  By: ---------------------------
                                      Name:
                                      Title:


                                  By: ---------------------------
                                      Name:
                                      Title:


                                  BANK OF HAWAII


                                  By: ---------------------------
                                      Name:
                                      Title:

                                  BATTERSON PARK CBO I

                                  By:  General Re-New England Asset Management,
                                          Inc., as Collateral Manager


                                  By: /s/ Theodore M. Haag
                                      ---------------------------
                                      Name:  Theodore M. Haag
                                      Title: VP

                                  BANQUE WORMS CAPITAL CORPORATION


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  BATTERSON PARK CBO I


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  BAYERISCHE HYPO-UND VEREINSBANK
                                    AG, NEW YORK BRANCH


                                  By: /s/ John P. McMahon
                                      ---------------------------
                                      Name:  John P. McMahon
                                      Title: Associate Director


                                  By: /s/ Timothy Harrod
                                      ---------------------------
                                      Name:  Timothy Harrod
                                      Title: Director

                                  BHF (USA) CAPITAL CORPORATION


                                  By: /s/ Dana L. McDougall
                                      ---------------------------
                                      Name:  Dana L. McDougall
                                      Title: Vice President


                                  By: /s/ Richard Cameron
                                      ---------------------------
                                      Name:  Richard Cameron
                                      Title: Vice President

                                  BLACK DIAMOND CLO 1998-I LTD.


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  BLACK DIAMOND INTERNATIONAL
                                    FUNDING LTD.


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  CAISSE DE DEPOT ET PLACEMENT DU
                                    QUEBEC

                                  By: /s/ Louis Lavois
                                      ---------------------------
                                      Name:  Louis Lavois
                                      Title: Manager


                                  By: /s/ (illegible)
                                      ---------------------------
                                      Name:  (illegible)
                                      Title:

                                  CAPTIVA II FINANCE LTD.


                                  By: /s/ David Dyer
                                      --------------------------------
                                      Name:  David Dyer
                                      Title: Director

                                  CAPTIVA III FINANCE LTD., as advised by
                                    Pacific Investment Management Company


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  CAPTIVA IV FINANCE LTD., as advised by
                                    Pacific Investment Management Company

                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  CERES FINANCE LTD.

                                  By:  INVESCO SENIOR SECURED
                                          MANAGEMENT, INC., as Sub-Managing
                                          Agent

                                  By: /s/ Gregory Stoeckle
                                      ---------------------------
                                      Name:  Gregory Stoeckle
                                      Title: Authorized Signatory

                                  CITY NATIONAL BANK


                                  By: /s/ C. R. Heatherly
                                          --------------------------------
                                         Name:  C. R. Heatherly
                                         Title:    Vice President

                                  COMERICA BANK


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:

                                  COMMERCIAL LOAN FUNDING TRUST I

                                  By:  Lehman Commercial Paper Inc., not in its
                                          individual capacity but solely as
                                          administrative agent


                                  By: /s/ G. Andrew Keith
                                      ---------------------------
                                      Name:  G. Andrew Keith
                                      Title: Senior Vice President

                                  CONTINENTAL ASSURANCE COMPANY

                                  By:  TCW Asset Management Company, as
                                          Attorney-in-Fact

                                  By: /s/ Mark L. Gold
                                      ---------------------------
                                      Name:  Mark L. Gold
                                      Title: Managing Director


                                  By: /s/ Jonathan R. Insull
                                      --------------------------------
                                      Name:  Jonathan R. Insull
                                      Title: Senior Vice President

                                  COOPERATIEVE CENTRALE RAIFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND", NEW YORK BRANCH


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  CREDIT INDUSTRIEL ET COMMERCIAL


                                  By: /s/ Sean Mounier
                                      ---------------------------
                                      Name:  Sean Mounier
                                      Title: First Vice President

                                  By: /s/ Marcus Edward
                                      ---------------------------
                                      Name:  Marcus Edward
                                      Title: Vice President

                                  CRESCENT/MACH I PARTNERS, L.P.

                                  By:  TCW Asset Management Company, as its
                                          Investment Manager


                                  By: /s/ Mark L. Gold
                                      ---------------------------
                                      Name:  Mark L. Gold
                                      Title: Managing Director

                                  CYPRESSTREE INSTITUTIONAL FUND, LLC

                                  By:  Cypresstree Investment Management
                                          Company, Inc., its Managing Member

                                  By: /s/ Jonathan D. Sharkey
                                      ---------------------------
                                      Name:  Jonathan D. Sharkey
                                      Title: Principal


                                  CYPRESSTREE INVESTMENT FUND, LLC

                                  By:  Cypresstree Investment Management
                                          Company, Inc., its Managing Member

                                  By: /s/ Jonathan D. Sharkey
                                      ---------------------------
                                      Name:  Jonathan D. Sharkey
                                      Title: Principal


                                  CYPRESSTREE INVESTMENT
                                    MANAGEMENT COMPANY, INC.

                                  As:  Attorney-In-Fact and on behalf of First
                                         Allmerica Financial Life Insurance
                                         Company as Portfolio Manager


                                  By: /s/ Jonathan D. Sharkey
                                      ---------------------------
                                      Name:  Jonathan D. Sharkey
                                      Title: Principal


                                  CYPRESSTREE INVESTEMENT PARTERS II,
                                    LTD.

                                  By:  Cypresstree Investment Management
                                          Company, Inc., as Portfolio Manager

                                  By: /s/ Jonathan D. Sharkey
                                      ---------------------------
                                      Name:  Jonathan D. Sharkey
                                      Title: Principal

                                  CYPRESSTREE INVESTMENT PARTNERS I,
                                    LTD.

                                  By:  CypressTree Investment Management
                                          Company, Inc., as Portfolio Manager

                                  By: /s/ Jonathan D. Sharkey
                                      ---------------------------
                                      Name:  Jonathan D. Sharkey
                                      Title: Principal


                                  CYPRESSTREE SENIOR FLOATING RATE
                                    FUND

                                  By:  CypressTree Investment Management
                                          Company, Inc., as Portfolio Manager

                                  By: /s/ Jonathan D. Sharkey
                                      ---------------------------
                                      Name:  Jonathan D. Sharkey
                                      Title: Principal


                                  NORTH AMERICAN SENIOR FLOATING RATE
                                    FUND

                                  By:  CypressTree Investment Management
                                          Company, Inc., as Portfolio Manager

                                  By: /s/ Jonathan D. Sharkey
                                      ---------------------------
                                      Name:  Jonathan D. Sharkey
                                      Title: Principal


                                  DLJ CAPITAL FUNDING, INC.



                                  By:
                                      ---------------------------
                                      Name:
                                      Title:

                                  ELC (CAYMAN) LTD. CDO SERIES 1999-1


                                  By: /s/ William A. Hayes
                                      ---------------------------
                                      Name:  William A. Hayes
                                      Title: Vice President

                                  ELC (CAYMAN) LTD.


                                  By: /s/ William A. Hayes
                                      ---------------------------
                                      Name:  William A. Hayes
                                      Title: Vice President

                                  FIRST DOMINION FUNDING I


                                  By: /s/ David H. Lerner
                                      ---------------------------
                                      Name:  David H. Lerner
                                      Title: Authorized Signatory

                                  FIRST DOMINION FUNDING II


                                  By: /s/ David H. Lerner
                                      ---------------------------
                                      Name:  David H. Lerner
                                      Title: Authorized Signatory

                                  FIRST DOMINION FUNDING III


                                  By: /s/ David H. Lerner
                                      ---------------------------
                                      Name:  David H. Lerner
                                      Title: Authorized Signatory

                                  FIRST UNION NATIONAL BANK


                                  By: /s/ Helen F. Wessley
                                      ---------------------------
                                      Name:  Helen F. Wessley
                                      Title: SVP

                                  FIRSTAR BANK, N.A. f/k/a Star Bank, National
                                    Association

                                  By: /s/ Douglas W. Worden
                                      ---------------------------
                                      Name:  Douglas W. Worden
                                      Title: Assistant Vice President


                                  FIRSTRUST BANK



                                  By:
                                      ---------------------------
                                      Name:
                                      Title::


                                  FLEET BUSINESS CREDIT CORPORATION
                                    (formerly Sanwa Business Credit Corporation)


                                  By: /s/ Fred N. Manning
                                      ---------------------------
                                      Name:  Fred N. Manning
                                      Title: Authorized Officer


                                  FLEET NATIONAL BANK


                                  By: /s/ Thomas D. Opie
                                      ---------------------------
                                      Name:  Thomas D. Opie
                                      Title: Vice President


                                  FLOATING RATE PORTFOLIO

                                  By:  INVESCO SENIOR SECURED
                                          MANAGEMENT, INC., as attorney in fact


                                  By: /s/ Gregory Stoeckle
                                      ---------------------------
                                      Name:  Gregory Stoeckle
                                      Title: Authorized Signatory

                                  GALAXY CLO 1990-1, LTD.


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  GENERAL ELECTRIC CAPITAL
                                    CORPORATION

                                  By: /s/ Karl Kiefer
                                      ---------------------------
                                      Name:  Karl Kiefer
                                      Title: Duly Authorized Signatory

                                  STATE STREET BANK AND TRUST
                                    COMPANY, as Trustee for GENERAL
                                    MOTORS EMPLOYEES GLOBAL GROUP
                                    PENSION TRUST


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  GOLDMAN SACHS CREDIT PARTNERS L.P.


                                  By: /s/  Kevin Ulrich
                                      ---------------------------
                                      Name:  Kevin Ulrich
                                      Title: Authorized Signatory

                                  GPSF SECURITIES, INC.



                                  By: /s/ (illegible)
                                      ---------------------------
                                      Name:
                                      Title:

                                  HAPOALIM B.M.


                                  By: /s/  Joseph P. Howard
                                      ---------------------------
                                      Name:  Joseph P. Howard
                                      Title: Vice President


                                  HSBC BANK USA (formerly Marine Midland
                                    Bank)


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  IMPERIAL BANK


                                  By: /s/  Ray Vadalma
                                      ---------------------------
                                      Name:  Ray Vadalma
                                      Title: Senior Managing Director

                                  INDOSUEZ CAPITAL FUNDING IV, L.P.

                                  By:  INDOSUEZ CAPITAL, as Portfolio
                                          Manager

                                  By: /s/  Melissa Marano
                                      ---------------------------
                                      Name:  Melissa Marano
                                      Title: Vice President

                                  INDOSUEZ CAPITAL FUNDING III, LIMITED

                                  By:  INDOSUEZ CAPITAL, as Portfolio Advisor


                                  By: /s/  Melissa Marano
                                      ---------------------------
                                      Name:  Melissa Marano
                                      Title: Vice President

                                  INDOSUEZ CAPITAL FUNDING IIA,
                                    LIMITED

                                  By:  INDOSUEZ CAPITAL, as Portfolio Advisor


                                  By: /s/  Melissa Marano
                                      ---------------------------
                                      Name:  Melissa Marano
                                      Title: Vice President

                                  JACKSON NATIONAL LIFE INSURANCE
                                    COMPANY

                                  By: PPM America, Inc., as attorney in fact on
                                       behalf of Jackson National Life Insurance
                                       Company

                                  By: /s/John Walding
                                      ---------------------------
                                      Name:  John Walding
                                      Title: Managing Director

                                  KEMPER FLOATING RATE FUND


                                  By: /s/  Kelly D. Babson
                                      ---------------------------
                                      Name:  Kelly D. Babson
                                      Title: Managing Director


                                  KZH CNC LLC


                                  By: /s/  Susan Lee
                                      ---------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                  KZH CRESCENT LLC


                                  By: /s/  Susan Lee
                                      ---------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                  KZH CRESCENT-2 LLC


                                  By: /s/  Susan Lee
                                      ---------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                  KZH CRESCENT-3 LLC


                                  By: /s/  Susan Lee
                                      ---------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                  KZH CYPRESSTREE-1 LLC


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:

                                  KZH ING-1 LLC


                                  By: /s/  Susan Lee
                                      ---------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                  KZH ING-2 LLC



                                  By: /s/  Susan Lee
                                      ---------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                  KZH LANGDALE LLC



                                  By: /s/  Susan Lee
                                      ---------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                  KZH PONDVIEW LLC


                                  By: /s/  Susan Lee
                                      ---------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                  KZH RIVERSIDE LLC


                                  By: /s/  Susan Lee
                                      ---------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                  KZH SHOSHONE LLC


                                  By: /s/  Susan Lee
                                      ---------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                  KZH SOLEIL LLC


                                  By: /s/  Susan Lee
                                      ---------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                  KZH SOLEIL-2 LLC


                                  By: /s/  Susan Lee
                                      ---------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                  MERRILL LYNCH GLOBAL INVESTMENT
                                    SERIES:  INCOME STRATEGIES
                                    PORTFOLIO

                                  By:  MERRILL LYNCH ASSET
                                          MANAGEMENT, L.P., as Investment
                                          Advisor


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  MERRILL LYNCH SENIOR FLOATING RATE
                                    FUND, INC.


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  METROPOLITAN LIFE INSURANCE
                                    COMPANY


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:

                                                                              27
                                  MLCLO XII PILGRIM AMERICA (CAYMAN)
                                    LTD.

                                  By:  PILGRIM INVESTEMENTS, INC., as its
                                          Investment Manager

                                  By: /s/Michel Prince, CFA
                                      ---------------------------
                                      Name:  Michel Prince, CFA
                                      Title:    Vice President


                                  MLCLO XV PILGRIM AMERICA (CAYMAN)
                                    LTD.

                                  By:  PILGRIM INVESTEMENTS, INC., as its
                                          Investment Manager

                                  By: /s/Michel Prince, CFA
                                      ---------------------------
                                      Name:  Michel Prince, CFA
                                      Title:    Vice President


                                  MONUMENT CAPITAL LTD., as Assignee

                                  By:  ALLIANCE CAPITAL MANAGEMENT
                                          L.P., as Investment Manager

                                  By:  ALLIANCE CAPITAL MANAGEMENT
                                          CORPORATION, as General Partner


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:
                                         Title:


                                  MOUNTAIN CAPITAL CLO I LTD.


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:

                                  NATIONAL CITY BANK


                                  By: /s/  Lisa B. Lisi
                                      ---------------------------
                                      Name:  Lisa B. Lisi
                                      Title: Vice President


                                  NORTH AMERICAN SENIOR FLOATING
                                    RATE FUND

                                  By:  CYPRESSTREE INVESTMENT
                                          MANAGEMENT COMPANY, INC., as
                                          Portfolio Manager


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  OAK HILL SECURITIES FUND, L.P.

                                  By:  OAK HILL SECURITIES GENPAR, L.P.,
                                          its General Partner

                                  By:  OAK HILL SECURITIES MGP, INC., its
                                          General Partner

                                  By: /s/  William H. Bohnsack, Jr.
                                           --------------------------------
                                         Name:  William H. Bohnsack, Jr.
                                         Title: VP

                                  OAK MOUNTAIN LIMITED, as Assignee

                                  By:  ALLIANCE CAPITAL MANAGEMENT
                                          L.P., as Investment Manager

                                  By:  ALLIANCE CAPITAL MANAGEMENT
                                          CORPORATION, as General Partner


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  OASIS COLLATERALIZED HIGH INCOME
                                    PORTFOLIO I LTD.

                                  By:  INVESCO SENIOR SECURED
                                          MANAGEMENT, INC., as Sub-Advisor

                                  By: /s/  Gregory Stoeckle
                                      ---------------------------
                                      Name:  Gregory Stoeckle
                                      Title: Authorized Signatory

                                  OCTAGON INVESTMENT PARTNERS II,
                                    LLC

                                  By:  OCTAGON CREDIT INVESTORS, LLC, as
                                          Sub-investment Manager

                                  By: /s/  Michael B. Nechamian
                                      ---------------------------
                                      Name:  Michael B. Nechamian
                                      Title: Portfolio Manager

                                  OCTAGON INVESTMENT PARTNERS III,
                                    LTD.

                                  By:  OCTAGON CREDIT INVESTORS, LLC, as
                                          Portfolio Manager

                                  By: /s/  Michael B. Nechamian
                                      ---------------------------
                                      Name:  Michael B. Nechamian
                                      Title: Portfolio Manager


                                  OLYMPIC FUNDING TRUST, SERIES 1999-1


                                  By: /s/  Ashley R. Hamilton
                                      ---------------------------
                                      Name:  Ashley R. Hamilton
                                      Title: Authorized Agent


                                  PACIFICA PARTNERS I, L.P.

                                  By:  IMPERIAL CREDIT ASSET
                                          MANAGEMENT, as its Investment Manager


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  PALOMINO FUND LTD.


                                  By: /s/  David Tepper
                                      ---------------------------
                                      Name:  David Tepper
                                      Title: President

                                  PILGRIM AMERICA HIGH INCOME
                                    INVESTMENTS LTD.

                                  By:  PILGRIM INVESTEMENTS, INC., as its
                                          Investment Manager

                                  By: /s/ Michel Prince, CFA
                                      ---------------------------
                                      Name:  Michel Prince, CFA
                                      Title: Vice President


                                  PILGRIM CLO 1999-I LTD.

                                  By:  PILGRIM INVESTEMENTS, INC., as its
                                          Investment Manager

                                  By: /s/ Michel Prince, CFA
                                      ---------------------------
                                      Name:  Michel Prince, CFA
                                      Title: Vice President


                                  PPM SPYGLASS FUNDING TRUST


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  ROYAL BANK OF CANADA


                                  By: /s/  Ritta Y. Lee
                                      ---------------------------
                                      Name:  Ritta Y. Lee
                                      Title: Sr. Manager

                                  ROYALTON COMPANY

                                  By:  PACIFIC INVESTMENT MANAGEMENT
                                         COMPANY, as its Investment Advisor

                                  By:  PIMCO MANAGEMENT, INC., a General
                                          Partner


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  SENIOR DEBT PORTFOLIO

                                  By:  BOSTON MANAGEMENT AND
                                          RESEARCH, as Investment Advisor

                                  By: /s/  Scott H. Page
                                      ---------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President


                                  SENIOR HIGH INCOME PORTFOLIO, INC.


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  EATON VANCE SENIOR INCOME TRUST

                                  By:  EATON VANCE MANAGEMENT, as
                                          Investment Advisor

                                  By: /s/  Scott H. Page
                                      ---------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President

                                  SEQUILS I, LTD.

                                  By:  TCW ADVISORS, INC., as its Collateral
                                          Managers

                                  By: /s/  Mark L. Gold
                                      ---------------------------
                                      Name:  Mark L. Gold
                                      Title: Managing Director


                                  By: /s/  Jonathan R. Insull
                                      ---------------------------
                                      Name:  Jonathan R. Insull
                                      Title: Senior Vice President


                                  SEQUILS-ING I (HBDGM), LTD.

                                  By:  ING CAPITAL ADVISORS, INC.,  as
                                         Collateral Manager

                                  By: /s/  Mark L. Gold
                                      ---------------------------
                                      Name:  Mark L. Gold
                                      Title: Managing Director


                                  SOCIETE GENERALE


                                  By: /s/  Robert Petersen
                                      ---------------------------
                                      Name:  Robert Petersen
                                      Title: Director

                                 SOUTHERN PACIFIC BANK


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:

                                  STB DELAWARE FUNDING TRUST I


                                  By: /s/  Donald C. Hargadon
                                      ---------------------------
                                      Name:  Donald C. Hargadon
                                      Title:    Assistant Vice President


                                  STOCKS PLUS LP SUBFUND B

                                  By: PACIFIC INVESTMENT MANAGEMENT
                                        COMPANY, as its Investment Advisor,
                                        acting through Investors Fiduciary Trust
                                        in the Nominee Name of IFTCO

                                  By: PIMCO MANAGEMENT INC., a General
                                          Partner


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:



                                  STRATA FUNDING LTD.

                                  By:  INVESCO SENIOR SECURED
                                         MANAGEMENT, INC., as Sub-Managing
                                         Agent

                                  By: /s/  Gregory Stoeckle
                                      ----------------------------
                                      Name:  Gregory Stoeckle
                                      Title: Authorized Signatory

                                  SUMMIT BANK


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:

                                  TEXTRON FINANCIAL CORP.


                                  By: /s/  R. Rodney Weaver
                                      ---------------------------
                                      Name:  R. Rodney Weaver
                                      Title: Vice President


                                  THE CIT GROUP/BUSINESS CREDIT, INC.


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  THE DAI-ICHI KANGYO BANK, LTD.


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  THE FUJI BANK, LIMITED


                                  By: /s/  John D. Doyle
                                      ---------------------------
                                      Name:  John D. Doyle
                                      Title: Vice President and Manager


                                  THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:

                                  THE SUMITOMO BANK, LTD.


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  TRIGON HEALTHCARE INC.

                                  By:  PACIFIC INVESTMENT MANAGEMENT
                                         COMPANY, as its Investment Advisor,
                                         acting through the Bank of New York in
                                         the Nominee Name of Hare & Co.

                                  By:  PIMCO MANAGEMENT INC., a General
                                          Partner


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:


                                  TRITON CDO IV, LIMITED

                                  By:  INVESCO SENIOR SECURED
                                         MANAGEMENT, INC., as Investment
                                         Advisor

                                  By: /s/  Gregory Stoeckle
                                      ---------------------------
                                      Name:  Gregory Stoeckle
                                      Title: Authorized Signatory

                                  VAN KAMPEN CLO I, LIMITED

                                  By:  VAN KAMPEN MANAGEMENT INC., as
                                          Collateral Manager

                                  By: /s/  Douglas J. Smith
                                      ---------------------------
                                      Name:  Douglas J. Smith
                                      Title: Vice President


                                  VAN KAMPEN CLO II, LIMITED

                                  By:  VAN KAMPEN MANAGEMENT INC., as
                                          Collateral Manager

                                  By: /s/  Douglas J. Smith
                                      ---------------------------
                                      Name:  Douglas J. Smith
                                      Title: Vice President


                                  VAN KAMPEN PRIME RATE INCOME
                                    TRUST

                                  By:  VAN KAMPEN INVESTMENT
                                          ADVISORY CORP.


                                  By: /s/  Douglas J. Smith
                                      ---------------------------
                                      Name:  Douglas J. Smith
                                      Title: Vice President

                                  VAN KAMPEN SENIOR FLOATING RATE
                                    FUND

                                  By:  VAN KAMPEN INVESTMENT
                                          ADVISORY CORP.


                                  By: /s/  Douglas J. Smith
                                      ---------------------------
                                      Name:  Douglas J. Smith
                                      Title: Vice President


                                  WEBSTER BANK


                                  By: /s/  Paul T. Savino
                                      ---------------------------
                                      Name:  Paul T. Savino
                                      Title: Vice President


                                  WINGED FOOT FUNDING TRUST


                                  By: /s/  Ashley R. Hamilton
                                      ---------------------------
                                      Name:  Ashley R. Hamilton
                                      Title: Authorized Agent


                                  ZERMATT CBO, LTD.


                                  By:
                                      ---------------------------
                                      Name:
                                      Title: